Exhibit 99.1

For Immediate Release	Contact: Steve Fisher
November 7, 2016	Executive Vice President
and CFO, Entercom
(610) 660-5647 sfisher@entercom.com

ENTERCOM COMMUNICATIONS CORP.

REPORTS THIRD QUARTER RESULTS

Revenue Increased 5% and Adjusted EBITDA Increased 8%

Bala Cynwyd, PA—Entercom Communications (NYSE:ETM) today reported financial results for the quarter ended September 30, 2016 and announced a quarterly dividend payable December 15, 2016.

Third Quarter Highlights

•	Net revenues for the quarter increased 5% to $120.5 million

•	Station expenses increased 2% to $82.5 million

•	Station operating income increased 12% to $37.9 million

•	Adjusted EBITDA increased 8% to $30.4 million

•	Adjusted net income per share increased 8% to $0.27

David J. Field, President and Chief Executive Officer, stated: “David J. Field, President and Chief Executive Officer, stated: “Entercom delivered another solid quarter of organic top line and bottom line growth, demonstrating the strength of our great local brands and our outstanding team. We are also very pleased to have just completed a highly successful refinancing that will lower our annual interest expense by more than $10 million and to have announced a terrific, value-creating acquisition of four stations in Charlotte. We are excited by the opportunities ahead as we look to finish the year on a strong note and get off to a great start in 2017.”

Additional Information

The Company’s Board of Directors has declared a dividend of $0.075 per share which will be payable on December 15, 2016 to shareholders of record as of the close of business on November 28, 2016.

In November, the Company entered into a new $540 million credit facility, including a $60 million revolver and $480 million term loan. The proceeds of the refinancing were used to repay the Company’s prior credit facility and to call its $220 million of outstanding 10.5% Senior Notes

Exhibit 99 Page 1

effective December 1. The new financing will generate approximately $10 million in annual pro forma interest expense savings as the Company’s 10.5% high yield bonds are replaced by lower cost senior secured debt. The new revolver matures in November 2021 and the term loan matures in November 2023.

In October, the Company announced the acquisition of four stations in Charlotte, NC from Beasley Broadcast Group, Inc. for $24 million in cash. The transaction adds strong local brands The Fan (WFNZ-AM), The Link (WLNK-FM) and news/talk leader WBT AM/FM to Entercom’s station group. The Company began operating WLNK-FM and WBT AM/FM under a time brokerage agreement (“TBA”) starting November 1 and will begin operating WFNZ-AM under a TBA on January 1, 2017 if the acquisition has not already closed. The transaction is expected to close in either late fourth quarter or early in the first quarter of 2017 following regulatory approvals.

During the quarter, the Company settled a legal claim with British Petroleum related to the Deepwater Horizon oil spill in the Gulf of Mexico that occurred in 2010 and the resulting negative financial impact on ad sales at our New Orleans station cluster. After deducting related expenses, the Company recovered $2.3 million which appears as Other Income in the financial results.

As of September 30, 2016 the Company had $443.6 million of senior debt, capital leases and senior notes and $9.9 million in cash. In addition, the Company had $27.7 million in perpetual cumulative convertible preferred stock.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on Monday November 7, 2016 at 10:00 AM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the earnings release by emailing their inquiries to questions@entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 800-873-2054 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs and restructuring charges; and gain or loss on sale or disposition of assets.

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Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs, preferred stock dividends and restructuring charges; and gain or loss on sale or disposition of assets.

Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs and restructuring charges; and (ii) less net interest expense (excluding amortization of deferred financing costs), preferred stock dividends, taxes paid and capital expenditures.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs and restructuring charges; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 40% without discrete items of tax.

Adjusted Net Income Per Share includes any dilutive equivalent shares when not anti-dilutive. Convertible Preferred Stock treated as if never converted for the purposes of Adjusted Net Income Per Share.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense).

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income Per Share and Free Cash Flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income and Adjusted Net Income Per Share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes

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these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

About Entercom Communications Corp.

Entercom Communications Corp. (NYSE: ETM) is the fourth-largest radio broadcasting company in the U.S., reaching and engaging more than 40 million people a week through its 124 highly rated stations in 27 top markets across the country. Entercom is a purpose-driven company, deeply committed to entertaining and informing its listeners with the best locally curated music, news, sports, and talk content, driven by compelling local personalities. Entercom delivers superior ROI by connecting its customers and audiences through its leading local brands and unparalleled local marketing solutions, which include over 4,000 events each year, and its SmartReach Digital product suite. Learn more about Philadelphia-based Entercom at www.Entercom.com, Facebook and Twitter (@Entercom).

Exhibit 99 Page 4

Third Quarter 2016

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2016	2015	2016	2015
STATEMENTS OF OPERATIONS
Net Revenues	$120,457	$114,662	$337,038	$293,674

Station Expenses	82,533	80,907	236,297	209,728
Station Expense - Non-Cash Compensation	372	334	962	880
Corporate Expenses	7,527	5,739	21,190	16,473
Corporate Expenses - Non-Cash Compensation	1,270	1,221	3,698	3,217
Depreciation And Amortization	2,488	2,219	7,452	6,079
Time Brokerage Agreement Income	—	(745)	—	(745)
Merger And Acquisition Costs And Restructuring Charges	670	1,978	670	5,732
Impairment loss	—	—	62	—
Net Gain On Sale Or Disposition of Assets	(91)	(150)	(1,310)	(717)

Total Operating Expenses	94,769	91,503	269,021	240,647

Operating Income	25,688	23,159	68,017	53,027

Net Interest Expense	9,014	9,731	27,553	28,323
Other Expense (Income)	(2,299)	—	(2,299)	—

Income Before Income Taxes	18,973	13,428	42,763	24,704
Income Taxes	7,553	4,986	16,097	9,608

Net Income Available To The Company	11,420	8,442	26,666	15,096
Preferred Stock Dividend	526	339	1,351	339

Net Income Available To Common Shareholders	$10,894	$8,103	$25,315	$14,757

Net Income Available To Common Shareholders Per Share - Basic	$0.28	$0.21	$0.66	$0.39

Net Income Available To Common Shareholders Per Share - Diluted	$0.28	$0.21	$0.64	$0.38

Weighted Common Shares Outstanding - Basic	38,485	38,076	38,457	38,074

Weighted Common Shares Outstanding - Diluted	41,433	38,913	39,374	39,007

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$2,278	$1,230	$4,316	$5,974
Income Taxes Paid	$131	$—	$339	$81
Cash Interest	$2,739	$3,082	$21,046	$20,538
Cash Dividends Paid On Common Stock	$2,886	$—	$5,772	$—
Cash Dividends Paid On Preferred Stock	$413	$—	$1,238	$—

SELECTED BALANCE SHEET DATA	September 30
	2016	2015
Cash and Cash Equivalents	$9,908	$9,211
Senior Debt - Term B Loan And Other (Includes Current Debt)	$225,090	$247,750
Senior Debt - Revolver (Includes Current Debt)	$—	$39,000
Senior Notes	$218,549	$218,181
Perpetual Cumulative Convertible Preferred Stock	$27,732	$27,619
Total Shareholders’ Equity	$383,347	$346,383

Exhibit 99 Page 5

OTHER FINANCIAL DATA

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2016	2015	2016	2015
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$82,905	$81,241	$237,259	$210,608
Station Expenses - Non-Cash Compensation	(372)	(334)	(962)	(880)

Station Expenses	$82,533	$80,907	$236,297	$209,728

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$8,797	$6,960	$24,888	$19,690
Corporate Expenses - Non-Cash Compensation	(1,270)	(1,221)	(3,698)	(3,217)

Corporate Expenses	$7,527	$5,739	$21,190	$16,473

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$25,688	$23,159	$68,017	$53,027
Corporate Expenses	7,527	5,739	21,190	16,473
Corporate Expenses - Non-Cash Compensation	1,270	1,221	3,698	3,217
Station Expenses - Non-Cash Compensation	372	334	962	880
Depreciation And Amortization	2,488	2,219	7,452	6,079
Impairment Loss	—	—	62	—
Merger And Acquisition Costs And Restructuring Charges	670	1,978	670	5,732
Time Brokerage Agreement Income	—	(745)	—	(745)
Net Gain On Sale Or Disposition of Assets	(91)	(150)	(1,310)	(717)

Station Operating Income	$37,924	$33,755	$100,741	$83,946

Reconciliation Of GAAP Net Income Available To Common Shareholders To Adjusted EBITDA
Net Income Available To Common Shareholders	$10,894	$8,103	$25,315	$14,757
Income Taxes	7,553	4,986	16,097	9,608
Net Interest Expense	9,014	9,731	27,553	28,323
Other (Income) Expense	(2,299)	—	(2,299)	—
Corporate Expenses - Non-Cash Compensation	1,270	1,221	3,698	3,217
Station Expenses - Non-Cash Compensation	372	334	962	880
Depreciation And Amortization	2,488	2,219	7,452	6,079
Time Brokerage Agreement Income	—	(745)	—	(745)
Impairment Loss	—	—	62	—
Preferred Stock Dividend	526	339	1,351	339
Merger And Acquisition Costs And Restructuring Charges	670	1,978	670	5,732
Net Gain On Sale Or Disposition of Assets	(91)	(150)	(1,310)	(717)

Adjusted EBITDA	$30,397	$28,016	$79,551	$67,473

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	Three Months Ended		Nine Months Ended
	September 30		September 30
	2016	2015	2016	2015
Reconciliation Of GAAP Net Income Available To Common Shareholders To Free Cash Flow
Net Income Available To Common Shareholders	$10,894	$8,103	$25,315	$14,757
Depreciation And Amortization	2,488	2,219	7,452	6,079
Deferred Financing Costs Included In Interest Expense	610	730	1,929	2,153
Amortization Of Original Issue Discount Included In Interest Expense	96	86	280	251
Non-Cash Compensation Expense	1,642	1,555	4,660	4,097
Merger And Acquisition Costs And Restructuring Charges	670	1,978	670	5,732
Impairment Loss	—	—	62	—
Net Gain On Sale Or Disposition of Assets	(91)	(150)	(1,310)	(717)
Other Income	(2,299)	—	(2,299)	—
Income Taxes	7,553	4,986	16,097	9,608
Capital Expenditures	(2,278)	(1,230)	(4,316)	(5,974)
Income Taxes Paid	(131)	—	(339)	(81)

Free Cash Flow	$19,154	$18,277	$48,201	$35,905

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$25,688	$23,159	$68,017	$53,027
Depreciation and Amortization	2,488	2,219	7,452	6,079
Non-Cash Compensation Expense	1,642	1,555	4,660	4,097
Interest Expense, Net of Interest Income, Deferred Financing Costs & OID	(8,308)	(8,915)	(25,344)	(25,919)
Impairment Loss	—	—	62	—
Preferred Stock Dividend	(526)	(339)	(1,351)	(339)
Capital Expenditures	(2,278)	(1,230)	(4,316)	(5,974)
Merger And Acquisition Costs And Restructuring Charges	670	1,978	670	5,732
Net Gain On Sale Or Disposition of Assets	(91)	(150)	(1,310)	(717)
Income Taxes Paid	(131)	—	(339)	(81)

Free Cash Flow	$19,154	$18,277	$48,201	$35,905

Reconciliation Of GAAP Net Income Available To Common Shareholders To Adjusted Net Income
Net Income Available To Common Shareholders	$10,894	$8,103	$25,315	$14,757
Preferred Stock Dividend	526	339	1,351	339
Income Taxes	7,553	4,986	16,097	9,608
Merger And Acquisition Costs And Restructuring Charges	670	1,978	670	5,732
Impairment Loss	—	—	62	—
Other Income	(2,299)	—	(2,299)	—
Net Gain On Sale Or Disposition of Assets	(91)	(150)	(1,310)	(717)
Non-Cash Compensation Expense	1,642	1,555	4,660	4,097

Adjusted Income Before Income Taxes	18,895	16,811	44,546	33,816
Income Taxes	7,558	6,724	17,818	13,526

Adjusted Net Income Available To The Company	11,337	10,087	26,728	20,290
Preferred Stock Dividend	526	339	1,351	339

Adjusted Net Income	$10,811	$9,748	$25,377	$19,951

Numerator For Purposes Of Computing Adjusted Net Income Per Share - Diluted
Adjusted Net Income	$10,811	$9,748	$25,377	$19,951
Preferred Stock Dividend, Treated As If Preferred Is Never Converted	—	—	—	—

	$10,811	$9,748	$25,377	$19,951

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share - Diluted
Weighted Common Shares Outstanding - Diluted As Reported	41,433	38,913	39,374	39,007
Preferred Stock Dividend, Treated As If Preferred Is Never Converted	(1,934)	—	—	—

	39,499	38,913	39,374	39,007

Adjusted Net Income Per Share - Diluted	$0.27	$0.25	$0.64	$0.51

Exhibit 99 Page 7